SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 17, 2003


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                       333-32591                   58-1897792
-------------                       ---------                   ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Certificateholders Statement for the month of February 2003 was distributed to the Series 1997-2 Certificateholders on March 17, 2003.



Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
Exhibit 99:

         99.1 Series 1997-2 Certificateholders Statement for the month of February 2003.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FNANB CREDIT CARD
                                  MASTER TRUST


                                  By:      FIRST NORTH AMERICAN
                                           NATIONAL BANK, as
                                           Servicer




                                  By:      /s/Philip J. Dunn
                                           Philip J. Dunn
                                           Vice President





Date:  March 17, 2003

























                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST

















                                INDEX TO EXHIBITS




        Exhibit
        Number                        Exhibit


         99.1 Series 1997-2 Certificateholders Statement for the month of February 2003.